UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                       Date of Report: July 21, 1997




                       REPUBLIC NEW YORK CORPORATION
           (Exact name of registrant as specified in its charter)




         Maryland                   1-7436                   13-2764867
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)



          452 Fifth Avenue, New York, New York               10018
        (Address of principal executive offices)          (Zip Code)



    Registrant's telephone number, including area code: (212) 525-6100




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Item 5.  Other Events

     In connection with the filing of a Prospectus Supplement dated
July 17, 1997 relating to the offering of $250,000,000 aggregate principal amount of the Corporation's 7.20% Subordinated Debentures Due 2097, the Corporation is hereby filing the document listed under Item 7 below as an Exhibit to the Corporation's Shelf Registration Statement, as amended (No. 33-49507). Such document is hereby incorporated herein by reference in this Current Report on Form 8-K and a copy of the same is attached hereto as an exhibit.



Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.


     c.  Exhibits

         12     Calculation of Ratios of Earnings to Fixed
                Charges - Consolidated


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                                 SIGNATURE


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REPUBLIC NEW YORK CORPORATION


                                         By: /s/ William F. Rosenblum, Jr.
                                                 Senior Vice President


Date:  July 21, 1997